Newpark Resources November 2021

2 This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements other than statements of historical facts are forward-looking statements. Words such as “will,” “may,” “could,” “would,” “should,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” and similar expressions are intended to identify these forward-looking statements but are not the exclusive means of identifying them. These statements are not guarantees that our expectations will prove to be correct and involve a number of risks, uncertainties, and assumptions. Many factors, including those discussed more fully elsewhere in this release and in documents filed with the Securities and Exchange Commission by Newpark, particularly its Annual Report on Form 10-K for the year ended December 31, 2020, and its Quarterly Reports on Form 10-Q as well as others, could cause actual plans or results to differ materially from those expressed in, or implied by, these statements. These risk factors include, but are not limited to, risks related to the COVID-19 pandemic; the worldwide oil and natural gas industry; our customer concentration and reliance on the U.S. exploration and production market; our international operations; operating hazards present in the oil and natural gas industry and substantial liability claims, including catastrophic well incidents; our contracts that can be terminated or downsized by our customers without penalty; our product offering expansion; our ability to attract, retain and develop qualified leaders, key employees and skilled personnel; the price and availability of raw materials; business acquisitions and capital investments; our market competition; technological developments and intellectual property in our industry; severe weather, natural disasters, and seasonality; our cost and continued availability of borrowed funds, including noncompliance with debt covenants; environmental laws and regulations; our legal compliance; the inherent limitations of insurance coverage; income taxes; cybersecurity breaches or business system disruptions; our ability to maintain compliance with the New York Stock Exchange’s continued listing requirements; and our amended and restated bylaws, which could limit our stockholders’ ability to obtain what such stockholders believe to be a favorable judicial forum for disputes with us or our directors, officers or other employees. We assume no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by securities laws. Newpark's filings with the Securities and Exchange Commission can be obtained at no charge at www.sec.gov, as well as through our website at www.newpark.com. Forward Looking Statements

3 This presentation includes references to financial measurements that are supplemental to the Company’s financial performance as calculated in accordance with generally accepted accounting principles (“GAAP”). These non-GAAP financial measures include earnings before interest, taxes, depreciation and amortization (“EBITDA”), EBITDA Margin, Free Cash Flow, Net Debt, and the Ratio of Net Debt to Capital. We believe these non-GAAP financial measures are frequently used by investors, securities analysts and other parties in the evaluation of our performance and liquidity with that of other companies in our industry. Management uses these measures to evaluate our operating performance, liquidity and capital structure. In addition, our incentive compensation plan measures performance based on our consolidated EBITDA, along with other factors. The methods we use to produce these non-GAAP financial measures may differ from methods used by other companies. These measures should be considered in addition to, not as a substitute for, financial measures prepared in accordance with GAAP. Non-GAAP Financial Measures

Two operating segments: Industrial Solutions We are a leading provider of engineered site access solutions, with a diversified customer base • Power transmission and renewable energy • Oil and gas exploration • Construction and other general access • Industrial blending operations began in 2020 Industrial Solutions has historically been the primary source of Newpark operating income and cash generation Fluids Systems We are a leading provider of drilling, completion, and stimulation chemical products, rated #1 in customer satisfaction globally* 4 * Source: 2021 Drilling Fluids Supplier Performance Report, Kimberlite International Oilfield Research. Company Overview 82% 76% 76% 72% 67% 18% 24% 24% 28% 33% 0% 20% 40% 60% 80% 100% 2017 2018 2019 2020 2021 Revenue Contribution by Segment $748 $947 $820 $493 $363 $435 $0 $200 $400 $600 $800 $1,000 2017 2018 2019 2020 2021 Consolidated Revenues ($MIL) Full Year First Nine Months Fluids Systems Industrial Solutions

Committed To Sustainability

NEWPARK

ENVIRONMENTALLY FOCUSED PRODUCT OFFERING

Composite Matting System

- Manufactured with 100% recyclable materials
- Eliminates deforestation associated with competitive wood products
- Lower weight products improves logistics efficiency, reducing GHG emissions and community impact

Environmentally-Focused Drilling Fluids Technologies

- Water-based and synthetic-based fluids, replacing oil-based mud
- Lower environmental impact
- Lower risk to people & environment
- Offering includes TerraTherm™ system, designed specifically for geothermal drilling

Efficient Stimulation Products

- Lower water utilization
- Utilize recycled water

HIGH SOCIAL STANDARDS

Safety First

- Aim for zero incidents
- Training
- Lower risk to people & environment

Ethical Supply Chain

- Supplier engagement
- Enforcement of standards
- Compliance with human rights standards

Supported Employees

- Training and development
- Volunteer and charitable giving programs
- Diversity in global workforce

Local Content

- Create jobs and develop skills
- Develop local enterprises
- Improve local economies

ROBUST GOVERNANCE PROGRAMS

Compliance Program

- Annual compliance training and Code of Ethics certification required for all employees
- Designated "Compliance Champion" network throughout global operations
- Global Hotline available 24/7
- Compliance Committee of senior executives – "Tone from the Top"

Board of Directors

- Non-executive Chairman
- Diverse and independent
- ESG Committee provides oversight of Company programs
- Robust Enterprise Risk process

Compensation and Benefits

- Pay-for-Performance recognized by Proxy Advisors and Shareholders
- Competitive pay and benefits
- Shareholder engagement

For more information, including our ***Sustainability Accounting Standards Board*** report, see: www.newpark.com/sustainability

5

6 Primary Commercial Impact of COVID-19: • Fluids Systems (EMEA region) Periods of Primary Impact: Q2 2020 – Current Restrictions on movement of personnel and products within several countries have caused operational disruptions and customer project delays. Although recovering with global vaccine rollout, Q3 2021 revenues remain ~20% below Q1 2020; further recovery expected with lifting of global COVID restrictions and strengthening in commodity prices. • Site and Access Solutions (U.S.) Periods of Primary Impact: Q1 2020 – Q3 2020 Disruption seen broadly in utility sector, beginning in Q1 2020 and continuing through Q3 2020. Recovery began in Q4 2020, as delayed projects recommenced, with market activity returning to pre- pandemic levels. COVID-19 Impact $55 $32 $27 $29 $50 $53 $45 $44 $135 $133 $75 $68 $79 $88 $97 $108 $0 $25 $50 $75 $100 $125 $150 $175 $200 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Fluids Systems Industrial Solutions Quarterly Revenues ($MIL) $127 $15 First Nine Months 2021 – Revenue by Geography ($MIL) Fluids Systems Industrial Solutions $193 $91 North Europe, Middle East, Rest of World America Africa

Strategic Course Unchanged • While 2020 reflected meaningful COVID-19 impact, 2021 performance more in line with 2019 results, benefitting from growth in power transmission sector • Industrial end-market growth remains primary focus, while presence maintained in key E&P markets Industrial End-Markets Remain Primary Focus • End-market diversification through expansion in power transmission and other industrial end-markets has offset declining E&P presence in recent years • Diversified market presence across end-markets is key to strong EBITDA and Free Cash Flow generation • Industrial Blending started up in late 2020, initially focused on disinfectants and cleaning products; capabilities can service many industries 7 Industrial Solutions - Overview $90 $44 $8 First Nine Months 2021 Revenue ($MIL) Rental & Service (R&S) Site Access Product Sales Industrial Blending Total Segment EBITDA * ($MIL) 45%55% E&P Utility & Industrial Total Segment Revenues ($MIL) $132 $231 $200 $138 $88 $142 $0 $50 $100 $150 $200 $250 2017 2018 2019 2020 2021 Full Year First Nine Months $55 $82 $69 $34 $19 $47 $0 $20 $40 $60 $80 $100 2017 2018 2019 2020 2021 * EBITDA is a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in the Appendix to this presentation. Full Year First Nine Months 2019 Revenue 18% 82% 2021 Revenue

U.S. Electrical Transmission Investment* $20 $21 $21 $22 $22 $23 $26 $27 $26 $26 $0 $5 $10 $15 $20 $25 $30 $35 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 ($ b ill io ns ) Taking Strategic Actions to Support Expansion • Enhancing utility sector expertise through recent Board of Directors appointment • Energy Infrastructure expansion remains the highest priority for capital deployments Stable Market with Strong Outlook • Electric utility infrastructure investments expected to grow in the next five years o Aging U.S. infrastructure requires investment to maintain o Energy Transition expected to place increasing dependency on electric power transmission infrastructure Market Penetration Gaining Momentum • Despite meaningful COVID headwind in 2020, achieved Y/Y growth in targeted industrial R&S markets • Utility infrastructure projects have returned to pre- COVID levels • 2021 on pace for record years Utility & Other Industrial Markets, in both Rental & Service and Product Sales • Current market share remains < 10%, providing meaningful runway for growth 8 Power Transmission Growth Opportunity Site & Access Solutions - Utility and Other Industrial ($MIL) Actual Projected * Source: Edison Electric Institute, November 2020 $61 $65 $66 $45 $64 $0 $20 $40 $60 $80 2018 2019 2020 2021 $54 $45 $27 $13 $44 $0 $20 $40 $60 $80 2018 2019 2020 2021 Product SalesRental & Service Revenues Full Year First Nine Months

Site and Access Solutions
Environmental Commitment

NEWPARK







>360,000*

Total Trees Saved

Our fully recyclable composite matting program prevents the deforestation associated with production of timber alternatives

24,700+* TONS

CO_2 Emission Reduction In 2020

Lighter weight mats require fewer truckloads, thereby reducing GHG emissions with every load eliminated

>13.7* Million

Miles Saved in 2020

Fewer truckloads mean less miles driven and safer conditions for the community as a whole

**Reflects internal estimates of impact of DURA-BASE® Composite Matting System. Reflects cumulative effect unless otherwise stated.*

For more information, see: www.Newpark.com/environmental

9

Total Segment Revenues ($MIL) $171 $21 $91 NAM Land U.S. GOM Europe, Middle East, Africa Rest of World First Nine Months 2021 Revenues By Region ($MIL) Drilling Fluids Completion & Reservoir Fluids Stimulation Fluids • Non-aqueous • Water-based • Specialty Systems • Industrial Minerals • Solids Control and Waste Management • Drill-In Fluids • Engineered Displacements • Breakers • Completion Brines • Filtration • Hydraulic Fracturing • Matrix Acidizing • Coil Tubing • Sand Control PROVIDING TOTAL FLUIDS SOLUTION 10 Fluids Systems Overview • Customer activities include oil and natural gas exploration, with emerging opportunity in geothermal drilling to support energy transition • International activity recovering from COVID impacts, while structural actions continue to align US operations for smaller market $616 $716 $620 $355 $275 $293 $0 $200 $400 $600 $800 2017 2018 2019 2020 2021 Full Year First Nine Months $49 $61 $25 ($46) ($6)($5) ($19) ($29) ($5) ($60) ($40) ($20) $0 $20 $40 $60 $80 2017 2018 2019 2020 2021 Total Segment EBITDA * ($MIL) EBITDA Impact of Impairments & Other Charges * EBITDA is a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in the Appendix to this presentation. 2021 reflects First Nine Months results.

$395 $477 $427 $227 $175 $193 $0 $100 $200 $300 $400 $500 2017 2018 2019 2020 2021 North America Revenues ($MIL) 11 Full Year First Nine Months $310 $325 $308 $214 $213 $0 $100 $200 $300 $400 2017 2018 2019 2020 Q3 2021 North America Net Capital Employed ($MIL) (end of period) North America • Unprecedented market collapse in 2020, with market rig count declining 70%, before modestly recovering; market remains nearly 50% below 2019 level • Swift actions taken to rationalize roofline, cost structure and working capital, preserving presence in key markets • Actions expected to continue as NAM market normalizes, including: • Additional structural changes to align to market outlook • Evaluation of performance and outlook of all regions and activities • Further rationalization of roofline and sale of excess infrastructure and assets, as needed Fluids Systems – North America Asset Base • Optimization of working capital, redeployment of assets and capital-light business model enhancing agility • Net Capital Employed reduced >30% from 2019 level

12 $220 $239 $193 $128 $100 $100 $0 $50 $100 $150 $200 $250 2017 2018 2019 2020 2021 International Revenues ($MIL) $64 $36 First Nine Months 2021 Revenues by Customer Type ($MIL) IOC/NOC Regional Independent All Other Markets • Selective geographic expansion as market outlook improves, pursuing opportunities that meet appropriate qualifications: • Non-commoditized market • Stability in long-term outlook • Limited capital investment EMEA • Historical stability in region driven by strong mix of IOC/NOC customers • Foundation is built upon long-term NOC contracts in Kuwait and Algeria • COVID-19 provided major headwind to this region; continued recovery expected as COVID restrictions are lifted • 2021 contract awards include: • 5 yr contract in Bahrain valued at ~ $35m • 3 yr contract in Thailand valued at ~ $25m • 5 yr contract in Albania valued at ~ $25m • Emerging opportunity for growing geothermal drilling in support of energy transition Fluids Systems - International Full Year First Nine Months

13* Free Cash Flow is a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in the Appendix to this presentation. ** Net Debt is a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in the Appendix to this presentation. Flexible Balance Sheet and Modest Debt Capital Structure • Total Debt and Net Debt reduced by > 40% since 2019 • U.S. Asset-Based Loan (ABL) facility reflects primary source of debt going forward • Modest interest burden with average cash borrowing rate on outstanding debt currently ~ 3¼% Cash Flow and Liquidity • Flexible business model, with capital investments and working capital adjusted based on market environment, enabling consistent FCF generation • Reduction in 2021 Free Cash Flow primarily driven by working capital growth to support higher revenues • Capital investments heavily focused on industrial end-market diversification in recent years • 2021 capital investments primarily supporting growth in the utility sector $160 $162 $160 $87 $94 $104 $106 $111 $63 $63 $200 $150 $100 $50 $0 2017 2018 2019 2020 Q3 2021 Total and Net Debt ** (End of Period) ($ m ill io ns ) Total Debt Net Debt $15 $21 $41 $52 $36 $6 $0 $10 $20 $30 $40 $50 $60 2017 2018 2019 2020 2021 Free Cash Flow * ($MIL) Full Year First Nine Months

APPENDIX

15 CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED) Financial Report (In thousands, except per share data) September 30, 2021 June 30, 2021 September 30, 2020 September 30, 2021 September 30, 2020 Revenues 151,797$ 142,249$ 96,424$ 435,218$ 362,920$ Cost of revenues 132,273 124,106 99,301 376,370 357,675 Selling, general and administrative expenses 23,864 22,980 20,597 67,755 66,230 Other operating (income) loss, net 1,723 (1,590) (820) (141) (1,906) Impairments - - 3,038 - 3,038 Operating loss (6,063) (3,247) (25,692) (8,766) (62,117) Foreign currency exchange (gain) loss 25 224 580 (83) 3,343 Interest expense, net 2,176 2,164 2,411 6,748 8,524 (Gain) loss on extinguishment of debt 210 - - 1,000 (419) Loss before income taxes (8,474) (5,635) (28,683) (16,431) (73,565) Provision (benefit) for income taxes 2,011 363 (4,813) 5,414 (11,303) Net loss (10,485)$ (5,998)$ (23,870)$ (21,845)$ (62,262)$ Calculation of EPS: Net loss - basic and diluted (10,485)$ (5,998)$ (23,870)$ (21,845)$ (62,262)$ Weighted average common shares outstanding - basic 91,932 91,145 90,535 91,264 90,056 Dilutive effect of stock options and restricted stock awards - - - - - Dilutive effect of Convertible Notes - - - - - Weighted average common shares outstanding - diluted 91,932 91,145 90,535 91,264 90,056 Net loss per common share - basic: (0.11)$ (0.07)$ (0.26)$ (0.24)$ (0.69)$ Net loss per common share - diluted: (0.11)$ (0.07)$ (0.26)$ (0.24)$ (0.69)$ Three Months Ended Nine Months Ended

Financial Report

NEWPARK

OPERATING SEGMENT RESULTS (UNAUDITED)

(In thousands)	Three Months Ended September 30, 2021	Three Months Ended June 30, 2021	Three Months Ended September 30, 2020	Nine Months Ended September 30, 2021	Nine Months Ended September 30, 2020
Revenues					
Fluids Systems	$ 107,955	$ 97,093	$ 67,711	$ 292,897	$ 275,178
Industrial Solutions	43,842	45,156	28,713	142,321	87,742
Total revenues	$ 151,797	$ 142,249	$ 96,424	$ 435,218	$ 362,920
Operating income (loss)					
Fluids Systems (1)	$ (6,646)	$ (6,531)	$ (18,957)	$ (19,944)	$ (46,284)
Industrial Solutions (2)	8,103	10,143	(139)	31,376	3,928
Corporate office	(7,520)	(6,859)	(6,596)	(20,198)	(19,761)
Total operating income (loss)	$ (6,063)	$ (3,247)	$ (25,692)	$ (8,766)	$ (62,117)
Segment operating margin					
Fluids Systems	-6.2%	-6.7%	-28.0%	-6.8%	-16.8%
Industrial Solutions	18.5%	22.5%	-0.5%	22.0%	4.5%

(1) Fluids Systems operating loss for the three months ended September 30, 2021 includes $4.0 million of charges primarily related to self-insured costs associated with Hurricane Ida damage to our Fourchon, Louisiana Fluids Systems operating base, facility exit, and severance costs. Fluids Systems operating loss for the three months ended June 30, 2021 included $0.6 million of charges related to severance costs. Fluids Systems operating loss for the three months ended September 30, 2020 included $4.5 million of charges primarily related to the impairment of certain fixed assets and other non-cash charges. Fluids Systems operating loss for the nine months ended September 30, 2021 includes $4.6 million of charges primarily related to self-insured costs associated with Hurricane Ida damage to our Fourchon, Louisiana Fluids Systems operating base, facility exit, and severance costs. Fluids Systems operating loss for the nine months ended September 30, 2020 included $17.4 million of charges primarily related to inventory write-downs, severance costs, fixed asset impairments, and facility exit costs.

(2) Industrial Solutions operating income for the three months ended June 30, 2021 and nine months ended September 30, 2021 included a $1.0 million gain related to a legal settlement.

16

17 CONSOLIDATED BALANCE SHEETS (UNAUDITED) Financial Report (In thousands, except share data) September 30, 2021 December 31, 2020 ASSETS Cash and cash equivalents 31,242$ 24,197$ Receivables, net 163,309 141,045 Inventories 148,194 147,857 Prepaid expenses and other current assets 17,124 15,081 Total current assets 359,869 328,180 Property, plant and equipment, net 262,856 277,696 Operating lease assets 27,352 30,969 Goodwill 42,393 42,444 Other intangible assets, net 22,511 25,428 Deferred tax assets 3,864 1,706 Other assets 2,267 2,769 Total assets 721,112$ 709,192$ LIABILITIES AND STOCKHOLDERS’ EQUITY Current debt 21,875$ 67,472$ Accounts payable 73,567 49,252 Accrued liabilities 40,736 36,934 Total current liabilities 136,178 153,658 Long-term debt, less current portion 71,869 19,690 Noncurrent operating lease liabilities 22,505 25,068 Deferred tax liabilities 15,102 13,368 Other noncurrent liabilities 9,745 9,376 Total liabilities 255,399 221,160 1,092 1,076 Paid-in capital 632,569 627,031 Accumulated other comprehensive loss (59,486) (54,172) Retained earnings 28,026 50,937 (136,488) (136,840) Total stockholders’ equity 465,713 488,032 Total liabilities and stockholders' equity 721,112$ 709,192$ Common stock, $0.01 par value (200,000,000 shares authorized and 109,233,315 and 107,587,786 shares issued, respectively) Treasury stock, at cost (16,976,680 and 16,781,150 shares, respectively)

18 CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) Financial Report (In thousands) 2021 2020 Cash flows from operating activities: Net loss (21,845)$ (62,262)$ Adjustments to reconcile net loss to net cash provided by operations: Impairments and other non-cash charges - 13,024 Depreciation and amortization 32,009 34,186 Stock-based compensation expense 5,721 4,869 Provision for deferred income taxes 282 (19,023) Credit loss expense 426 1,304 Gain on sale of assets (6,863) (2,916) Gain on insurance recovery (849) - (Gain) loss on extinguishment of debt 1,000 (419) Amortization of original issue discount and debt issuance costs 3,062 3,962 Change in assets and liabilities: (Increase) decrease in receivables (26,382) 77,004 (Increase) decrease in inventories (2,536) 26,566 Increase in other assets (2,535) (2,912) Increase (decrease) in accounts payable 25,292 (34,606) Increase in accrued liabilities and other 6,888 1,516 Net cash provided by operating activities 13,670 40,293 Cash flows from investing activities: Capital expenditures (19,103) (14,609) Proceeds from sale of property, plant and equipment 11,730 10,497 Proceeds from insurance property claim 85 - Net cash used in investing activities (7,288) (4,112) Cash flows from financing activities: Borrowings on lines of credit 166,012 147,987 Payments on lines of credit (150,132) (180,440) Purchases of Convertible Notes (28,137) (29,124) Proceeds from term loan 8,258 - Proceeds from financing obligation 8,004 - Debt issuance costs (295) - Purchases of treasury stock (1,435) (332) Other financing activities (458) 1,029 Net cash provided by (used in) financing activities 1,817 (60,880) Effect of exchange rate changes on cash (1,349) (1,810) Net increase (decrease) in cash, cash equivalents, and restricted cash 6,850 (26,509) Cash, cash equivalents, and restricted cash at beginning of period 30,348 56,863 Cash, cash equivalents, and restricted cash at end of period 37,198$ 30,354$ Nine Months Ended September 30,

Financial Report

NEWPARK

NON-GAAP FINANCIAL MEASURES (UNAUDITED)

The following tables reconcile the Company's net income (loss) or segment operating income (loss) calculated in accordance with GAAP to the non-GAAP financial measure of EBITDA:

Consolidated	Twelve Months Ended				Nine Months Ended September 30,	
(In thousands)	2017	2018	2019	2020	2020	2021
Net income (loss) (GAAP) [1]	$ (6,148)	$ 32,281	$ (12,946)	$ (80,696)	$ (62,262)	$ (21,845)
Loss from disposal of discontinued operations, net of tax	17,367	-	-	-	-	-
Interest expense, net	13,273	14,864	14,369	10,986	8,524	6,748
Provision (benefit) for income taxes	4,893	14,997	9,788	(11,883)	(11,303)	5,414
Depreciation and amortization	39,757	45,899	47,144	45,314	34,186	32,009
EBITDA (non-GAAP) [1]	$ 69,142	$ 108,041	$ 58,355	$ (36,279)	$ (30,855)	$ 22,326

(1) Net loss and EBITDA for the nine months ended September 30, 2021 includes $3.6 million of net charges primarily related to self-insured costs associated with Hurricane Ida damage to our Fourchon, Louisiana Fluids Systems operating base, facility exit, and severance costs, partially offset by a gain related to a legal settlement. Net loss and EBITDA for the nine months ended September 30, 2020 included $17.4 million of charges primarily related to inventory write-downs, severance costs, fixed asset impairments, and facility exit costs. 2020 net loss and EBITDA included $29.2 million of charges, consisting of $11.7 million for the recognition of cumulative foreign currency translation losses related to our exit from Brazil, $10.3 million for inventory write-downs, $4.2 million for severance and other costs, and $3.0 million in fixed asset impairments. 2019 net loss and EBITDA included $23.2 million of charges, consisting of an $11.4 million non-cash impairment of goodwill and a total of $11.8 million of charges associated with facility closures and related exit costs, inventory write-downs, and severance costs, as well as the modification of the Company's retirement policy. 2018 net income and EBITDA included $6.8 million of charges, related to a corporate office charge of $1.8 million associated with the retirement of our former Senior Vice President, General Counsel and Chief Administrative Officer, as well as a total of $5.0 million of charges associated with severance costs, the Kenedy, Texas facility fire, and expenses related to the conversion of a drilling fluids facility into a completion fluids facility.

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Financial Report

NEWPARK

NON-GAAP FINANCIAL MEASURES (UNAUDITED)

Fluids Systems	Twelve Months Ended				Nine Months Ended September 30,	
(In thousands)	2017	2018	2019	2020	2020	2021
Operating income (loss) (GAAP) [(1)]	$ 27,580	$ 40,337	$ 3,814	$ (66,403)	$ (46,284)	$ (19,944)
Depreciation and amortization	21,566	20,922	21,202	20,555	15,686	13,585
EBITDA (non-GAAP) [(1)]	49,146	61,259	25,016	(45,848)	(30,598)	(6,359)
Revenues	615,803	715,813	620,317	354,608	275,178	292,897
Operating Margin (GAAP)	4.5%	5.6%	0.6%	-18.7%	-16.8%	-6.8%
EBITDA Margin (non-GAAP)	8.0%	8.6%	4.0%	-12.9%	-11.1%	-2.2%

(1) Fluids Systems operating loss and EBITDA for the nine months ended September 30, 2021 includes $4.6 million of charges primarily related to self-insured costs associated with Hurricane Ida damage to our Fourchon, Louisiana Fluids Systems operating base, facility exit, and severance costs. Fluids Systems operating loss and EBITDA for the nine months ended September 30, 2020 included $17.4 million of charges primarily related to inventory write-downs, severance costs, fixed asset impairments, and facility exit costs. 2020 Fluids Systems operating loss and EBITDA included $28.6 million of charges, consisting of $11.7 million for the recognition of cumulative foreign currency translation losses related to our exit from Brazil, $10.3 million for inventory write-downs, $3.6 million for severance and other costs, and $3.0 million in fixed asset impairments. 2019 Fluids Systems operating income and EBITDA included $18.7 million of charges, consisting of an $11.4 million non-cash impairment of goodwill and a total of $7.3 million of charges associated with facility closures and related exit costs, inventory write-downs, and severance costs, as well as the modification of the Company's retirement policy. 2018 Fluids Systems operating income and EBITDA included $5.0 million of charges related to severance costs, the Kenedy, Texas facility fire, and expenses related to the conversion of a drilling fluids facility into a completion fluids facility.

Industrial Solutions	Twelve Months Ended				Nine Months Ended September 31,	
(In thousands)	2017	2018	2019	2020	2020	2021
Operating income (GAAP) [(1)]	$ 40,491	$ 60,604	$ 47,466	$ 13,459	$ 3,928	$ 31,376
Depreciation and amortization	14,991	21,321	21,763	20,427	15,241	15,169
EBITDA (non-GAAP) [(1)]	55,482	81,925	69,229	33,886	19,169	46,545
Revenues	131,960	230,735	199,802	138,017	87,742	142,321
Operating Margin (GAAP)	30.7%	26.3%	23.8%	9.8%	4.5%	22.0%
EBITDA Margin (non-GAAP)	42.0%	35.5%	34.6%	24.6%	21.8%	32.7%

(1) Industrial Solutions operating income and EBITDA for the nine months ended September 30, 2021 included a $1.0 million gain related to a legal settlement.

20

Financial Report

NEWPARK

NON-GAAP FINANCIAL MEASURES (UNAUDITED)

The following table reconciles the Company's net cash provided by (used in) operating activities calculated in accordance with GAAP to the non-GAAP financial measure of the Company's free cash flow:

Consolidated	Twelve Months Ended				Nine Months Ended September 30,	
(In thousands)	2017	2018	2019	2020	2020	2021
Net cash provided by (used in) operating activities (GAAP)	$ 38,381	$ 63,403	$ 72,286	$ 55,791	$ 40,293	$ 13,670
Capital expenditures	(31,371)	(45,141)	(44,806)	(15,794)	(14,609)	(19,103)
Proceeds from sale of property, plant and equipment	7,747	2,612	13,734	12,399	10,497	11,730
Free Cash Flow (non-GAAP)	$ 14,757	$ 20,874	$ 41,214	$ 52,396	$ 36,181	$ 6,297

The following table reconciles the Company's ratio of total debt to capital calculated in accordance with GAAP to the non-GAAP financial measure of the Company's ratio of net debt to capital:

Consolidated	December 31,				September 30,
(In thousands)	2017	2018	2019	2020	2021
Current debt	$ 1,518	$ 2,522	$ 6,335	$ 67,472	$ 21,875
Long-term debt, less current portion	158,957	159,225	153,538	19,690	71,869
Total Debt	160,475	161,747	159,873	87,162	93,744
Total stockholders' equity	547,480	569,681	548,645	488,032	465,713
Total Capital	$ 707,955	$ 731,428	$ 708,518	$ 575,194	$ 559,457
Ratio of Total Debt to Capital	22.7%	22.1%	22.6%	15.2%	16.8%
Total Debt	$ 160,475	$ 161,747	$ 159,873	$ 87,162	$ 93,744
Less: cash and cash equivalents	(56,352)	(56,118)	(48,672)	(24,197)	(31,242)
Net Debt	104,123	105,629	111,201	62,965	62,502
Total stockholders' equity	547,480	569,681	548,645	488,032	465,713
Total Capital, Net of Cash	$ 651,603	$ 675,310	$ 659,846	$ 550,997	$ 528,215
Ratio of Net Debt to Capital	16.0%	15.6%	16.9%	11.4%	11.8%

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Paul Howes Chief Executive Officer Matthew Lanigan President and Chief Operating Officer Gregg Piontek Senior Vice President & Chief Financial Officer Chip Earle Vice President, General Counsel, Chief Administrative Officer, Chief Compliance Officer & Corporate Secretary David Paterson President Fluids Systems Lori Briggs President Industrial Solutions 22 EXPERIENCED LEADERSHIP Executive Management

Paul L. Howes, CEO: Paul L. Howes joined Newpark’s Board of Directors and was appointed as the Chief Executive Officer in March 2006 and has announced his decision to retire in February 2022. Mr. Howes’ career has included experience in the defense industry, chemicals and plastics manufacturing, and the packaging industry. Following the sale of his former company in October 2005 until he joined Newpark’s Board of Directors in March 2006, Mr. Howes was working privately as an inventor and engaging in consulting and private investing activities. From 2002 until October 2005, he served as President and Chief Executive Officer of Astaris LLC, a primary chemicals company headquartered in St. Louis, Missouri, with operations in North America, Europe and South America. Prior to this, from 1997 until 2002, he served as Vice President and General Manager, Packaging Division, for Flint Ink Corporation, a global ink company headquartered in Ann Arbor, Michigan with operations in North America, Europe, Asia Pacific and Latin America. Mr. Howes started his career with Lockheed Martin (Martin Marietta) in the early 80’s, working on the space shuttle program. Mr. Howes is also actively engaged in energy industry trade associations. He is currently a member of the Board of Directors of the American Petroleum Institute (API), and the National Ocean Industries Association (NOIA). He was previously Chairman of the General Membership Committee and a member of the Executive Committee of the API. Matthew Lanigan, President and Chief Operating Officer: Matthew joined Newpark in April 2016, as President of Newpark Mats & Integrated Services and in September 2021, was appointed to the role of Newpark’s President and Chief Operating Officer. Matthew began his professional career at ExxonMobil in Australia working on rigs as a Drilling & Completions Engineer, progressing from there to Offshore Production Engineer and as a Marketer for Crude & LPG. While pursuing his MBA, he accepted a position with GE in the Plastics division where he rose to the role of Chief Marketing Officer before transferring to the Capital division of GE, based in the UK. His first opportunity to work in the United States came with the Enterprise Client Group of GE's Capital division, where he worked in leadership roles in Sales & Marketing. In 2011, he was appointed as the Director of Commercial Excellence for Asia Pacific, based in Australia. In addition to growing revenue and market share, key responsibilities for this role included developing cross-organizational synergies and market entry strategies. 23 MANAGEMENT BIOGRAPHIES Executive Management

Gregg S. Piontek, SVP & CFO: Gregg joined Newpark in April 2007 and served as Vice President, Controller and Chief Accounting Officer from April 2007 to October 2011. Prior to joining Newpark, Mr. Piontek was Vice President and Chief Accounting Officer of Stewart & Stevenson LLC from 2006 to 2007. From 2001 to 2006, Mr. Piontek held the positions of Assistant Corporate Controller and Division Controller for Stewart & Stevenson Services, Inc. Prior to that, Mr. Piontek served in various financials roles at General Electric and CNH Global N.V., after beginning his career as an auditor for Deloitte & Touche LLP. Mr. Piontek is a Certified Public Accountant and holds a bachelor degree in Accountancy from Arizona State University and a Master of Business Administration degree from Marquette University. Edward “Chip” Earle, Vice President, General Counsel, Chief Administrative Officer, Chief Compliance Officer & Corporate Secretary: Chip joined Newpark in August 2018 as Vice President and Executive Advisor as part of a succession plan to become the Vice President, General Counsel, Corporate Secretary, Chief Administrative Officer and Chief Compliance Officer in September 2018. Mr. Earle most recently served for six years as Senior Vice President, Chief Legal & Support Officer and Corporate Secretary for Bristow Group, Inc. Prior to Bristow, he worked for Transocean, Ltd where after working in a variety of progressively senior positions within the Legal function, he held the role of Assistant Vice President, Global Legal and Corporate Secretary. Additionally, Mr. Earle has exceptional governance, corporate, securities and M&A experience gained at the start of his legal career during his time in private practice with the law firms of Baker Botts, LLP and Wilson, Sonsini, Goodrich & Rosati, PC. He received his Bachelor of Arts degree from Middlebury College in 1995 and his MBA and JD from the University of Texas in 2001. 24 MANAGEMENT BIOGRAPHIES Executive Management

David A. Paterson, President, Fluid Systems: David was appointed as Vice President of the Company and President of Fluids Systems in July 2019. From October 2018 to July 2019, Mr. Paterson served as President - Pressure Pumping of Weir Oil and Gas. From December 1995 to October 2018, he served in varying roles for Schlumberger including President - Artificial Lift, President – Geoservices, and Vice President - Drilling Group Asia. During this time, he spent 17 years working directly in the Drilling Fluids, Completion Fluids, Solids Control and Waste management sector in Dowell Drilling Fluids and the M-I SWACO Joint Venture. He held numerous assignments of progressing responsibility in this space including: Well Site Fluids Engineer working on land, Offshore and Deepwater rigs, Customer In-House Fluids Representative, Field Service Manager, Product Line Manager for Completion Fluids, Country Manager, Asia Pacific Vice President, Eastern Hemisphere Senior Vice President, and Global Product Line Vice President. Mr. Paterson holds a Bachelor of Science and a Master of Science in Offshore Engineering from The Robert Gordon University in Aberdeen, Scotland. Lori Briggs, President Industrial Solutions: Lori joined Newpark in October 2017 as Senior Director, Business Transformation & Integration, was promoted to the position of Vice President, Marketing for Newpark Industrial Services in January 2021, and then promoted to her current role of President, Industrial Solutions in September 2021. Ms. Briggs has progressed her career by blending her expertise in marketing, business development, pricing, and finance to optimize team performance and drive profitability across multiple platforms. Prior to joining Newpark, she held leadership roles with progressing responsibility in various divisions of GE (including Oil & Gas, Capital, and Aviation) for over 25 years, most recently holding the position of Global Pricing Leader for GE Oil & Gas, an energy subsidiary. Ms. Briggs received her Bachelor of Science degree in Finance and Statistics/Mathematics from Miami University and her MBA from Washington University in St. Louis. 25 MANAGEMENT BIOGRAPHIES Executive Management

Our Board members represent a desirable mix of diverse backgrounds, skills and experiences and we believe they all share the personal attributes of effective directors. They each hold themselves to the highest standards of integrity and are committed to the long-term interests of our stockholders. ANTHONY J. BEST Retired Chief Executive Officer, SM Energy Company (Chairman) G. STEPHEN FINLEY Retired Senior V.P. and Chief Financial Officer, Baker Hughes Incorporated PAUL L. HOWES Chief Executive Officer, Newpark Resources RODERICK A. LARSON President and Chief Executive Officer, Oceaneering International, Inc. MICHAEL A. LEWIS Retired Interim President and Senior Vice President, Electrical Operations, Pacific Gas & Electric Corporation JOHN C. MINGÉ Retired Chairman and President, BP America ROSE M. ROBESON Retired VP and CFO, general partner of DCP Midstream Partners LP Please visit our website for full biographies of our Board. 26 Board of Directors